SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

AT ROAD, INC.

(Exact name of registrant as specified in its charter)

000-31511
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	94-3209170 (I.R.S. Employer Identification No.)

47200 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

510-668-1638
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

        99.1      Press Release of At Road, Inc. dated February 5, 2004.

Item 12.    Results of Operations and Financial Condition.

     The information that is set forth in the Registrant’s Press Release dated February 5, 2004, is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT ROAD, INC.

Date: February 5, 2004	By:	/s/ THOMAS C. HOSTER

Thomas C. Hoster Chief Financial Officer

AT ROAD, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of At Road, Inc. dated February 5, 2004.